UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2026

Legato Merger Corp. III

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41945	98-1761148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	LEGT U	NYSE American
Ordinary shares, par value $0.0001 per share	LEGT	NYSE American
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LEGT WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, on November 12, 2025, Legato Merger Corp. III, a Cayman Islands exempted company (the “Company”), Einride AB, a limited liability company formed under the laws of Sweden (“Einride”), and Einride Cayman Sub Limited, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Einride (“Merger Sub”), entered into a Business Combination Agreement (“BCA”). Pursuant to the BCA, the Company will merge with and into Merger Sub, with Merger Sub surviving the merger (“Merger”). As a result of the Merger, Merger Sub will continue as a direct, wholly-owned subsidiary of Einride, with the shareholders of the Company becoming shareholders of Einride.

On May 5, 2026, the Company held an extraordinary general meeting (the “Meeting”) to approve the following resolutions:

●	to resolve as a special resolution, that the Company’s amended and restated memorandum and articles of association as adopted by special resolution dated February 5, 2024 with effect from February 5, 2024 be amended pursuant to which the board of directors of the Company may extend the date by which the Company must consummate a business combination on a monthly basis, up to three (3) months (or until August 8, 2026), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that Einride or another mutually agreed upon third party on behalf of Einride or the Company, including but not limited to each of their respective officers, directors, affiliates or designees, lends to the Company $0.03 per public share outstanding on such date for each month extension utilized to consummate an initial business combination and such funds are deposited into the trust account established by the Company in connection with its initial public offering (the “Extension Proposal”).

●	to resolve as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to approve the Extension Proposal be approved (the “Adjournment Proposal”).

An aggregate of 21,845,115 ordinary shares of the Company, which represented a quorum of the outstanding ordinary shares entitled to vote as of the record date of March 30, 2026, were represented in person or by proxy at the Meeting.

The Company’s shareholders voted on the proposals at the Meeting, which were approved as follows:

(1)	Proposal No. 1 — The Extension Proposal

For	Against	Abstain	Broker Non-Votes
21,835,897	5,782	3,436	0

Because quorum was obtained and the Extension Proposal was approved, the Company did not hold a vote on the Adjournment Proposal.

The amendments to the Amended and Restated Memorandum and Articles of Association of the Company to be filed with the Cayman Islands Registrar of Companies to effectuate the foregoing are attached hereto as Exhibit 3.1.

In connection with the Meeting, holders of an aggregate of 3,233,391 public shares of the Company exercised their right to have their shares redeemed for a pro rata amount held in the Company’s trust account, or an aggregate of approximately $35.7 million (approximately $11.04 per share). As a result, an aggregate of 16,891,609 public shares remained outstanding following the Meeting.

As required by the Extension Proposal, an aggregate of $506,748.27, representing the payment for the first monthly extension described above, has been deposited into the trust account.

The Company is continuing to attempt to consummate its business combination with Einride.

Cautionary Note Regarding Forward Looking Statements

Neither Legato, Einride nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report on Form 8-K and the exhibits filed or furnished herewith include certain “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between Legato and Einride, including statements regarding the benefits of the transaction, Einride’s or Legato’s expectations with respect to future performance, the addressable market for Einride’s solutions and services, capitalization of Einride after giving effect to the transaction, the percentage of the Company’s shareholders’ ownership interest in the equity of the combined company following the closing of the transaction, Einride’s expected investments in the U.S. market, the anticipated timing of the Transactions, the business of Einride and the markets in which it operates. Legato’s and Einride’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “would,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to Einride and Legato, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this Current Report on Form 8-K. should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legato’s and Einride’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the benefits of the Merger may not be realized; the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of Legato’s securities; the amount of redemption requests made by Legato public shareholders and the failure to satisfy the conditions to the consummation of the Merger, including the failure of Legato’s shareholders to approve and adopt the Merger; risks related to the scaling of the Company’s business and the timing of expected business milestones; the ability to meet stock exchange listing standards following the consummation of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; the outcome of any legal proceedings that may be initiated following announcement of the Merger; the combined company’s continued listing on the Exchange; the risk that the proposed transaction disrupts current plans and operations of Einride as a result of the announcement and consummation of the Merger; the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Merger; risks associated with changes in applicable laws or regulations applicable to Einride’s solutions and services and Einride’s international operations; the possibility that the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors; supply shortages in the materials necessary for the production of Einride’s solutions; negative perceptions or publicity of Einride; risks related to working with third-party manufacturers for key components of Einride’s solutions; the termination or suspension of any of Einride’s contracts or the reduction in counterparty spending; the ability of Einride or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the impact of adverse public health developments; and other risks and uncertainties that is detailed in the Proxy Statement/Prospectus (as defined below) and as indicated from time to time in Legato’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Legato and Einride caution that the foregoing list of factors is not exclusive. Legato and Einride caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Legato nor Einride undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Einride’s registration statement on Form F-4 filed by Einride with the SEC (the “Form F-4”), and other documents filed by Einride and/or Legato from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements. Einride and Legato assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither Einride nor Legato gives any assurance that either Einride or Legato will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by Einride or Legato or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

In connection with the proposed transaction between Einride and Legato, Einride has filed the Form F-4 with the SEC which includes Einride’s prospectus as well as Legato’s proxy statement (the “Proxy Statement/Prospectus”). After the registration statement is declared effective, Legato plans to mail the definitive Proxy Statement/Prospectus to all Legato shareholders as of a record date to be established for voting on the proposed transaction. Legato also will file other documents regarding the proposed transaction with the SEC. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF LEGATO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EINRIDE, LEGATO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and all other relevant documents filed with the SEC by Einride and Legato through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC on Legato’s website at https://legatomerger.com or by directing a written request to Legato at 777 Third Avenue, 37th Floor, New York, NY 10017 or by directing a written request to Einride at Stadsgården 6 116 45 Stockholm, Sweden.

Participants in the Solicitation

Legato, Einride and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies from Legato’s shareholders in connection with the proposed transaction. Information about Legato’s directors and executive officers and their ownership of Legato’s securities is set forth in Legato’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Legato in connection with the proposed transaction, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. Additional information regarding Legato’s directors and executive officers can also be found in Legato final prospectus dated February 5, 2024 and filed with the SEC on February 6, 2024. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Legato, Einride or the combined company resulting from the proposed transaction, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. This Current Report on Form 8-K is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Amendments to Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2026	LEGATO MERGER CORP. III

	By:	/s/ Gregory Monahan
Gregory Monahan
Chief Executive Officer